EXHIBIT 10.3

EXECUTION COPY
AMENDMENT NO. 3
Dated as of September 9, 2014
to
CREDIT AGREEMENT
Dated as of June 18, 2012
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of September 9, 2014 by and among Coach, Inc., a Maryland corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of June 18, 2012 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the Lenders and the Administrative Agent (as amended by Amendment No. 1 dated March 26, 2013, Amendment No. 2 dated November 27, 2013 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:
(a)    Each of HSBC Bank USA, National Association and Bank of America, N.A. is hereby designated as a Co-Syndication Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated is hereby designated as a Joint Bookrunner and a Joint Lead Arranger, in each case, in respect of the credit facility evidenced by the Credit Agreement as amended hereby. Accordingly, (i) the cover page of the Credit Agreement is hereby amended to (x) refer to HSBC Bank USA, National Association and Bank of America, N.A. as Co-Syndication Agents and (y) add a reference to Merrill Lynch, Pierce, Fenner & Smith Incorporated as a Joint Bookrunner and as a Joint Lead Arranger and (ii) the introductory paragraph to the Credit Agreement is hereby amended to refer to HSBC Bank USA, National Association and Bank of America, N.A. as Co-Syndication Agents.
(b)    The definition of “Change in Law” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “interpretation or application thereof by any Governmental

Authority” appearing therein and replace such phrase with “interpretation, implementation or application thereof by any Governmental Authority”.
(c)    The definition of “Consolidated Net Worth” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “the Statement of Financial Accounting Standards No. 142 (or the corresponding Accounting Standards Codification Topic, as applicable)” appearing therein and replace such phrase with “Accounting Standards Codification Topic 350”.
(d)    The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “administered by the British Bankers Association” appearing therein and replace such phrase with “ICE Benchmark Association”.
(e)    The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “March 26, 2018” appearing therein and replace such reference with “September 9, 2019”.
(f)    The definition of “Reference Bank Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “London interbank market” appearing therein and replace such phrase with “London (or other applicable) interbank market”.
(g)    The definition of “Reference Banks” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the phrase “London offices” appearing therein and replace such phrase with “London (or other applicable) offices” and (ii) insert a new sentence at the end thereof as follows:
No Lender shall be obligated to be a Reference Bank without its consent.
(h)    The definition of “Statutory Reserve Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “, in the case of Dollar denominated Loans,” appearing therein.
(i)    Section 1.01 of the Credit Agreement is amended to (i) delete the definition of “Syndication Agent” appearing therein and (ii) add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Co-Syndication Agent” means each of HSBC Bank USA, National Association and Bank of America, N.A. in its capacity as co-syndication agent for the credit facility evidenced by this Agreement.
“Embargoed Country” means, at any time, a country or territory which is itself the subject or target of any comprehensive embargo under any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, or any Person owned or controlled by a Person listed on any such Sanctions-related list, or (b) any Person that is a national of, organized in or resident in an Embargoed Country.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Total Assets” means, at any time, the total assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.
(j)    Section 2.15(a) of the Credit Agreement is amended to restate clause (i) thereof in its entirety as follows:
(i)    impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank;
(k)    Section 3.13 of the Credit Agreement is amended and restated in its entirety as follows:
SECTION 3.13. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance in all material respects by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees and to the knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any Subsidiary or to the knowledge of the Company or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facilities established hereby, is a Sanctioned Person.
(l)    Section 5.07 of the Credit Agreement is amended to insert a new sentence at the end thereof as follows:
The Company will maintain in effect and enforce policies and procedures designed to ensure compliance in all material respects by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
(m)    Section 5.08 of the Credit Agreement is amended to insert a new sentence at the end thereof as follows:
No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and the Company shall use reasonable best efforts to ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Embargoed Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
(n)    Section 6.01(s) of the Credit Agreement is amended and restated in its entirety as follows:
(s) Indebtedness incurred in connection with the acquisition of joint ventures in an aggregate amount not to exceed the greater of (i) $100,000,000 and (ii) 2.75% of Total Assets (determined at the time of each such incurrence by reference to the Company’s financial statements most recently delivered pursuant to Section 5.01(a) or (b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)).
(o)    Section 6.04(k) of the Credit Agreement is amended and restated in its entirety as follows:
(k) Investments in joint ventures in an aggregate amount not to exceed the greater of (i) $100,000,000 and (ii) 2.75% of Total Assets (determined at the time of each such investment by reference to the Company’s financial statements most recently delivered pursuant to Section 5.01(a) or (b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)); and
(p)    The penultimate paragraph of Article VIII of the Credit Agreement is amended to (i) to delete the phrase “Agreement as a Syndication Agent” appearing therein and replace such phrase with “Agreement as a Co-Syndication Agent” and (ii) to delete the phrase “capacities as Syndication Agent” appearing therein and replace such phrase with “capacities as Co-Syndication Agents”.
(q)    Section 9.09(b) of the Credit Agreement is amended to (i) to delete the phrase “to the nonexclusive jurisdiction” appearing therein and replace such phrase with “to the exclusive jurisdiction” and (ii) to delete the phrase “sitting in New York County and” appearing therein and replace such phrase with “sitting in New York County, Borough of Manhattan, and”.
(r)    Section 9.12 of the Credit Agreement is amended to add two new paragraphs at the end thereof as follows:
EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN THE IMMEDIATELY PRECEDING PARAGRAPH FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE COMPANY OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY

CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE COMPANY AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.
(s)    Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached hereto.
2.    New Lenders.
(a)    Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the effective date of this Amendment (each, an “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the effective date of this Amendment, become a Lender for all purposes of the Credit Agreement, with a Commitment as set forth on Schedule 2.01 attached hereto.
(b)    Each undersigned New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Credit Agreement and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the effective date of this Amendment, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.
3.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 3 Effective Date”) is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrowers, the Lenders, each New Lender, each Issuing Bank, the Swingline Lender and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.
(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 3 Effective Date) of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Loan Parties, and (ii) Venable LLP, special Maryland counsel for the Loan Parties, each in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Loan Parties, the Loan Documents or the Transactions

as the Administrative Agent shall reasonably request. The Company hereby requests such counsels to deliver such opinions.
(c)    The Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.
(d)    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent as set forth in the Amendment No. 3 Fee Letter dated as of August 11, 2014 among the Company, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC) in connection with this Amendment.
(e)    The Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement (including the New Lenders) as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (e), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.
4.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, liquidation, reconstruction, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (other than, with respect to any Loan the proceeds of which are being used to refinance maturing commercial paper issued by the Company, Sections 3.04(b) and 3.06 of the Credit Agreement) are true and correct.
5.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment shall be deemed to be a Loan Document.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

COACH, INC.,
as a Borrower

By:____________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Credit Agreement dated as of June 18, 2012
Coach, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Credit Agreement dated as of June 18, 2012
Coach, Inc.

Name of Lender:

By _________________________________
Name:
Title:

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Credit Agreement dated as of June 18, 2012
Coach, Inc.

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 (the “Amendment”) to the Credit Agreement dated as of June 28, 2012 (as amended by Amendment No. 1 dated March 26, 2013, Amendment No. 2 dated November 27, 2013 and as further amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Coach, Inc., the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of September 9, 2014 (the “Consent and Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: September 9, 2014
[Signature Page Follows]

COACH SERVICES, INC. By: _________________________ Name: Title:

Signature Page to Consent and Reaffirmation to
Amendment No. 1 to Credit Agreement dated as of June 28, 2012
Coach, Inc.

SCHEDULE 2.01
COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, N.A.	$100,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	$100,000,000
BANK OF AMERICA, N.A.	$100,000,000
TD BANK, N.A.	$70,000,000
U.S. BANK NATIONAL ASSOCIATION	$70,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$70,000,000
THE NORTHERN TRUST COMPANY	$47,500,000
PNC BANK, NATIONAL ASSOCIATION	$47,500,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$47,500,000
BNP PARIBAS	$47,500,000
AGGREGATE COMMITMENT	$700,000,000